                                                                   EXHIBIT 10.23

                                                     SERVICE AGREEMENT NO. 43461
                                                     CONTROL NO.1994-07-02-0006

                             FTS 1 SERVICE AGREEMENT

THIS AGREEMENT, made and entered into this 14th day of September, 1994 by and between:

             COLUMBIA GULF TRANSMISSION COMPANY
             ("TRANSPORTER")
             AND
             PIEDMONT NATURAL GAS CO
             ("SHIPPER")

         WITNESSETH: That in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

         Section 1. Service to be Rendered. Transporter shall perform and Shipper shall receive the service in accordance with the provisions of the effective FTS 1 Rate Schedule and applicable General Terms and Conditions of Transporter's FERC Gas Traiff, First Revised Volume No.1 (Tariff), on file with the Federal Energy Regulatory Commission (Commission), as the same may be amended or superseded in accordance with the rules and regulations of the Commission herein contained. The maximum obligations of Transporter to deliver gas hereunder to or for Shipper, the designation of the points of delivery at which Transporter shall deliver or cause gas to be delivered to or for Shipper, and the points of receipt at which the Shipper shall deliver or cause gas to be delivered, are specified in Appendix A, as the same may be amended from time to time by agreement between Shipper and Transporter, or in accordance with the rules and regulations of the Commission. Service hereunder shall be provided subject to the provisions of Part 284.222 of Subpart G of the Commission's regulations. Shipper warrants that service hereunder is being provided on behalf of AN lNTERSTATE PIPELINE COMPANY, COLUMBIA GAS TRANSMISSION CORPORATION.

         Section 2. Term. Service under this Agreement shall commence as of NOVEMBER 01, 1994, and shall continue in full force and effect until OCTOBER 31, 2011, and from YEAR-to-YEAR thereafter unless terminated by either party upon 6 MONTHS' written notice to the other prior to the end of the initial term granted or any anniversary date thereafter. Shipper and Transporter agree to avail themselves of the Commission's pre-granted abandonment authority upon termination of this Agreement, subject to any right of first refusal Shipper may have under the Commission's regulations and the Transporter's Tariff.

         Section 3. Rates. Shipper shall pay the charges and furnish Retainage as described in the above-referenced Rate Schedule, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service Agreement.

         Section 4. Notices. Notices to Transporter under this Agreement shall be addressed to it at Post Office Box 683, Houston, Texas 77001.
         Attention: Director, Planning, Transportation and Exchange and notices to Shipper shall be addressed to it at

                     PIEDMONT NATURAL GAS CO
                     P 0 BOX 33068
                     CHARLOTTE, NC  28233

                     ATTN:    CHUCK FLEENOR

                                                    SERVICE AGREEMENT NO. 43461
                                                    CONTROL NO. 1994-07-02-0006

                             FTS 1 SERVICE AGREEMENT

until changed by either party by written notice.

Section 5. Superseded Agreements. This Service Agreement supersedes and cancels, as of the effective date hereof, the following Service Agreements: FTS1 37929

                 PIEDMONT NATURAL GAS CO

By:   /s/ C. W. Fleenor
      ----------------------
Name:     C.W. Fleenor
Title:    Vice President
Date:     September 19, 1994

                 COLUMBIA GULF TRANSMISSION COMPANY

By:    /s/ S. M. Warnick
       ---------------------
Name:  S. M. Warnick
Title:  Vice President
Date:  9-19-94

                                                  Revision No.
                                                  Control No. 1994--07--02-0006

Appendix A to Service Agreement No. 43461
Under Rate Schedule FTS1
Between (Transporter) COLUMBIA GULF TRANSMISSION COMPANY and (Shipper) PIEDMONT NATURAL GAS CO

                Transportation Demand                       23,455 Dth/day

                   F
                   o
                   o               Primary Receipt Points
                   t
                   n
                   o
    Measuring      t        Measuring                          Maximum Daily
    Point No.      e        Point Name                       Quantity (Dth/Day)
    ---------      -        ----------                       ------------------
    2700010        01       CGT-RAYNE                                    23,455

                                                  Revision No
                                                  Control No. 1994-07-02-0006

Appendix A to Service Agreement No. 43461
Under Rate Schedule FTS1
Between (Transporter) COLUMBIA GULF TRANSMISSION COMPANY and (Shipper) PIEDMONT NATURAL GAS CO

                             Primary Delivery Points


Measuring         Footnote          Measuring                  Maximum Daily
Point No.                          Point Name                Quantity (Dth/Day)
-------------------------------------------------------------------------------
801                  01             TCO-LEACH                      23,455

                                                     Revision No.
                                                     Control No. 1994-07-0008

                    Appendix A to Service Agreement No. 43461
                            Under Rate Schedule FTS1

                Between(Seller)COLUMBIA GULF TRANSMISSION COMPANY
                       and(Buyer) PIEDMONT NATURAL GAS CO

FN01/ THE TRANSPORTATION DEMAND AND THE FIRM CAPACITY RIGHTS WILL FLUCTUATE SEASONALLY FOR THIS MEASURING POINT. DURING THE WINTER SEASON (11-01 THROUGH 03-31) THE TRANSPORTATION DEMAND RIGHTS WILL BE 23,455 DTH/D AND DURING THE SUMMER SEASON (04-01 THROUGH
              10-31) THE TRANSPORTATION DEMAND WILL BE 21,583 DTH/D.

                                                   Revision No.
                                                   Control No. 1994-07-02-0006

Appendix A to Service Agreement No. 43461
Under Rate Schedule FTS1
Between (Transporter) COLUMBIA GULF TRANSMISSION COMPANY and (Shipper) PIEDMONT NATURAL GAS CO



The Master List of Interconnects (MLI) as defined in Section 1 of the General Terms and Conditions is incorporated herein by reference for purposes of listing valid secondary interruptible receipt points and delivery points.

CANCELLATION OF PREVIOUS APPENDIX A

Service changes pursuant to this Appendix A shall become effective as of NOVEMBER 01, 1994. This Appendix A shall cancel and supersede the previous Appendix A effective as of N/A, to the Service Agreement referenced above. With the exception of this Appendix A, all other terms and conditions of said Service Agreement shall remain in full force and effect.

PIEDMONT NATURAL GAS CO
By:    /s/ C. W. Fleenor
       ----------------------------
Name:      C.W. Fleenor
Title:     Vice President
Date:      September 19, 1994

COLUMBIA GULF TRANSMISSION COMPANY
By:    /s/ S. M. Warnick
       ----------------------------
Name:      S. M. Warnick
Title:     Vice President
Date:      9-19-94